Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,737,628.85
Previously Paid Amount	0.00
Total Fee Amount	1,482.87
Total Offset Amount	0.00
Net Fee	$ 1,482.87